Exhibit 99.1

Atomera Provides Fourth Quarter and Fiscal 2019 Results

LOS GATOS, Calif. Feb. 12, 2020 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and intellectual property licensing company focused on deploying its proprietary technology into the semiconductor industry, today provided a corporate update and announced financial results for the fourth quarter and fiscal year ended December 31, 2019.

Company Highlights

•	Record amount of customer activity as measured by wafer shipments and phase 3 engagements
•	Strong technical results in each of Atomera’s focus areas
•	Strong cash position

Management Commentary

“Atomera has exited 2019 with very strong momentum, with more customer activity than at any time in our history,” said Scott Bibaud, President and CEO. “Our recent technology and customer advances give us confidence to increase investment in our business to accelerate our progress toward additional licenses and revenue growth.”

Financial Results

During the fourth quarter of 2019, revenue was $138,000, compared with $150,000 in the fourth quarter of 2018. The Company incurred a net loss of $(3.0) million, or ($0.18) per basic and diluted share in the fourth quarter of 2019, compared to a net loss of $(3.2) million, or ($0.22) per basic and diluted share, for the fourth quarter of 2018. Adjusted EBITDA (a non-GAAP financial measure) in the fourth quarter of 2019 was a loss of $(2.4) million compared to an adjusted EBITDA loss of $(2.7) million in the fourth quarter of 2018.

For fiscal year 2019, revenue was $533,000, compared with $246,000 in fiscal 2018. Net loss was $(13.3) million, or ($0.84) per basic and diluted share for fiscal 2019, compared to $(12.9) million, or ($1.02) per basic and diluted share in fiscal 2018. Adjusted EBITDA for fiscal 2019 was a loss of $(10.7) million compared to an adjusted EBITDA loss of $(10.7) million in fiscal 2018.

The Company had $14.9 million in cash and cash equivalents as of December 31, 2019, compared to $18.9 million as of December 31, 2018.

The total number of shares outstanding was 17.1 million as of December 31, 2019.

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Fourth Quarter and Fiscal Year 2019 Results Conference Call and Webcast

Atomera will host a conference call today to discuss its financial results and recent progress.

Date: Wednesday, Feb. 12, 2020

Time: 2:00 p.m. PT (5:00 p.m. ET)

Phone: (844) 263-8318 (domestic); +1 (213) 358-0960 (international)

Replay: Available until Feb. 19, 2020; (855) 859-2056 (domestic); +1(404) 537-3406 (international); passcode 8660938

Webcast: Accessible at www.atomera.com

Note about NonGAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a nonGAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stockbased compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarlytitled measures used by other companies. We believe that this nonGAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated has developed Mears Silicon Technology™ ("MST®"), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nanoscaling technologies already in the semiconductor industry roadmap.

Safe Harbor

This press release contains forwardlooking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forwardlooking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices and STM Microelectronics, to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (3) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (4) our ability to protect our proprietary technology, trade secrets and knowhow and (5) those other risks disclosed in the section "Risk Factors" included in our Prospectus Supplement filed with the SEC on May 30, 2019. We caution readers not to place undue reliance on any forwardlooking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Balance Sheets

(in thousands, except per share data)

	December 31,	December 31,
	2019	2018
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$14,871	$18,933
Accounts receivable	–	185
Prepaid expenses and other current assets	132	170
Total current assets	15,003	19,288

Property and equipment, net	63	56
Operating lease right-of-use asset	161	–
Security deposit	13	13

Total assets	$15,240	$19,357

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$315	$348
Accrued expenses	145	224
Accrued payroll related expenses	819	984
Current operating lease liability	152	–
Deferred revenue	37	55

Total liabilities	1,468	1,611

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value, authorized 2,500 shares; none issued and outstanding at December 31, 2019 and December 31, 2018	–	–
Common stock, $0.001 par value, authorized 47,500 shares; 17,117 and 15,034 shares issued and outstanding at December 31, 2019 and December 31, 2018, respectively.	17	15
Additional paid-in capital	149,017	139,693
Accumulated deficit	(135,262)	(121,962)
Total stockholders’ equity	13,772	17,746

Total liabilities and stockholders’ equity	$15,240	$19,357

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Atomera Incorporated

Condensed Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$138	$150	$533	$246
Cost of revenue	(29)	(35)	(253)	(148)
Gross margin	109	115	280	98

Operating expenses
Research and development	1,818	1,968	7,748	7,318
General and administrative	1,155	1,175	5,203	4,956
Selling and marketing	242	262	954	957
Total operating expenses	3,215	3,405	13,905	13,231

Loss from operations	(3,106)	(3,290)	(13,625)	(13,133)

Other income
Interest income	60	91	325	236
Total other income	60	91	325	236

Net loss	$(3,046)	$(3,199)	$(13,300)	$(12,897)
Net loss per common share, basic and diluted	$(0.18)	$(0.22)	$(0.84)	$(1.02)

Weighted average number of common shares outstanding, basic and diluted	16,606	14,364	15,852	12,655

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Atomera Incorporated

Reconciliation to Non- GAAP EBITDA

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net loss (GAAP)	$(3,046)	$(3,199)	$(13,300)	$(12,897)
Add (subtract) the following items:
Interest income	(60)	(91)	(325)	(236)
Depreciation and amortization	11	9	44	33
Stock-based compensation	649	629	2,929	2,425
Adjusted EBITDA (non-GAAP)	$(2,446)	$(2,652)	$(10,652)	$(10,675)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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